Exhibit 99.1

                        Strategic Acquisition of NS Group

                                 September 2006

                             Special Note Regarding

                           Forward-Looking Statements

Information contained in this document other than historical information, may be considered forward-looking. Forward-looking statements can be identified by the use of forward-looking words such as "believes," "expects," "may," "will,"
"should," "seeks," "approximately," "intends," "plans," "estimates" or
"anticipates" or the negative of these terms or other comparable words, or by discussions of strategy, plans or intentions. Forward-looking information reflects management’s current views of future events and financial performance that involve a number of risks and uncertainties. The factors that could cause actual results to differ materially include, but are not limited to, the following: (1) general economic conditions; (2) changes in financial markets;
(3) political conditions and developments, including conflict in the Middle East and the war on terrorism; (4) changes in the supply and demand for steel and our specific steel products; (5) the level of demand outside of North America for steel and steel products; (6) equipment performance at our manufacturing facilities; (7) the occurrence of any material lawsuits; (8) the availability of capital; (9) our ability to properly and efficiently staff our manufacturing facilities; (10) domestic and international competitive factors, including the level of steel imports into the Canadian and US markets; (11) economic conditions in steel exporting nations; (12) trade sanction activities and the enforcement of trade sanction remedies; (13) supply and demand for scrap steel and iron, alloys and other raw materials; (14) supply, demand and pricing for the electricity and natural gas that we use; (15) changes in environmental and other regulations, including regulations arising from the Canadian Parliament’s ratification of the Kyoto Protocol, and the magnitude of future environmental expenditures; (16) inherent uncertainties in the development and performance of new or modified equipment or technologies; (17) North American interest rates;
(18) exchange rates;(19) a significant change in the timing of, or the imposition of any government conditions to, the closing of the transaction; and
(20) the extent and timing of our ability to obtain revenue enhancements and cost savings following the transaction. For further information please refer to the most recent SEC filings of IPSCO and NS Group.

This list is not exhaustive of the factors which may impact our forward-looking statements. These and other factors should be considered carefully and users should not place undue reliance on our forward-looking statements. As a result of the foregoing and other factors, no assurance can be given as to any such future results, levels of activity or achievements and neither we nor any other person assumes responsibility for the accuracy and completeness of these forward-looking statements. We undertake no obligation to update forward-looking statements contained in this presentation.

                              Transaction Overview

o   IPSCO is acquiring NS Group for $1.46 billion net of cash or $66 per share

o   NS Group is a leading domestic producer of seamless and welded tubular steel products for the energy industry

o   Strategic fit with IPSCO’s strong position in energy tubular products

o   Acquisition is accretive before synergies

o   Synergies are expected to provide substantial annual savings

o   Financing to include cash on hand and debt obtained under a fully committed bank credit facility

o   Expected to close by year end 2006

                Profitable growth in the attractive energy sector

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                               Strategic Rationale

                 Combination of IPSCO and NS Group is Compelling

                                      IPSCO

o   Leading North American supplier of steel plate

o   Major North American supplier of a comprehensive range of energy products

o   State-of-the-art manufacturing facilities

o   History of innovation and strong customer relationships

                                    NS Group

o   Major producer of seamless tubular products

o   Major US supplier of a diverse range of energy tubular products

o   Strong presence in alloy tubulars

o   Premium oilfield connections and services

o   Strengthens position as a leading North American supplier in the energy tubular products sector

o   Diversifies product portfolio and enhances growth profile

o   Positions IPSCO well to benefit from the attractive oil and gas industry fundamentals

o   Increases presence in the US energy sector

                                                                               4

NS Group Overview

Products and Services

- Energy tubular products
  - Seamless and welded
  - Oil country tubular goods (OCTG), line pipe, drill pipe, coupling stock
- Oilfield services
  - Premium connections
  - Accessories and field services

Investment Considerations

- Pure-play oilfield products and services
- Fully integrated seamless capacity
- Substantial growth prospects
  - Premium energy tubulars
  - Premium connections
  - Accessories and field services
- Seamless and welded OCTG
- Predominantly alloy OCTG

NS Group 2006 Product Mix (a)


Other
7%
OCTG
93%


Welded
31%
Seamless
69%

(a) Based on 1H 2006 Revenues.

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                     Increased Energy and Alloy Product Mix

                        IPSCO                           IPSCO + NS Group

Total Product Mix       Energy                          Energy
                        Non- Energy                     Non- Energy

OCTG Product Mix        Alloy                           Alloy
                        Carbon                          Carbon

Note: Based on 1H 2006 Revenues.

                                                                               6

                         A fully integrated welded and
                       seamless energy tubular business...

Source: Estimated from Company filings.

                                                                               7

                       ...will complement IPSCO's leading
                                position in plate

                       Top Plate Producer in North America

Note: Based on 1H06 shipments including plate in coil form.     *Estimates

Source: Estimated from Company filings.

                                                                               8

                    Strong Oil and Gas Industry Fundamentals

o   Strong energy market conditions

    -   Sustained growth in global demand for oil and gas driving increased drilling activity

    -   Increased North American policy focus and political emphasis on energy needs

o   Strong energy services sector

    -   North American rig counts at 20 year highs

    -   Higher OCTG consumption per rig due to drilling efficiencies

    -   Increased use of alloy tubulars required for deeper drilling and more technologically complex projects

o   Positive near-term outlook

    -   High energy prices are expected to drive high rig counts

    -   Continued opportunities for competitive domestic producers

                                                                               9

                    Positive US / Canadian Rig Count Outlook

Source: Drilling and Production Outlook per Spears & Associates, Inc., September
        2006. Historical data per Baker Hughes, May 2006.

                                                                              10

Comprehensive Tubular Product Offering

IPSCO Tubular

- Small & large diameter
- Electric resistance & spiral welded
- Carbon & alloy
- OCTG, line pipe, standard pipe & structural tubing
- Research & applied technology

NS Group Tubular

- A leading position in seamless tubing
- Major position in alloy welded casing
- Alloy & carbon
- Premium connections
- OCTG, line pipe, standard pipe, drill pipe & coupling stock









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Strategically Located Facilities

                             25 Geographic Locations

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                               Financial Overview

                                                                              13

                           Energizing IPSCO’s Strategy

0   Consistent with IPSCO’s stated long-term strategies

    -   Increased high value-added energy products and services

    -   High returns relative to the industry

    -   Expanded presence in the US market

    -   Improved regional scale and footprint

    -   Strategy for profitable growth

0   Strategic combination of two of the most profitable players in the energy services sector

0   Enhances steel short strategy with more outlets for IPSCO’s steel

o   Advances integration of IPSCO’s North American operating platform

0   Leverages the expertise of two highly skilled workforces

o   Services the growing North American energy market from a fully competitive domestic footprint

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                                   Conclusion

0   Consistent with IPSCO’s stated long-term strategies

0   A leading supplier of North American energy tubular products

    -   A major supplier of seamless and welded pipe to the energy sector

    -   Highly complementary diversified product offering

    -   Well positioned to benefit from strong oil and gas industry fundamentals

    -   Strong and stable tubular customer base

0   Operating platform is fully integrated for both welded and seamless energy tubulars

    -   Supports IPSCO’s steel short strategy

0   Transaction is accretive before potential synergies

0   Significant synergy potential

0   Balance sheet remains conservative with flexibility to pursue further growth opportunities

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